Quarterly Performance Summary
Truist Financial Corporation
Fourth Quarter 2025

Financial Highlights

	Quarter Ended					Year-to-Date
(Dollars in millions, except per share data, shares in thousands)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
	2025	2025	2025	2025	2024	2025	2024
Summary Income Statement
Interest income	$6,114	$6,286	$6,154	$5,988	$6,179	$24,542	$25,066
Plus: Taxable-equivalent adjustment	49	51	48	48	51	196	212
Interest income - taxable equivalent(1)	6,163	6,337	6,202	6,036	6,230	24,738	25,278
Interest expense	2,414	2,657	2,567	2,481	2,589	10,119	10,975
Net interest income	3,700	3,629	3,587	3,507	3,590	14,423	14,091
Net interest income - taxable equivalent(1)	3,749	3,680	3,635	3,555	3,641	14,619	14,303
Provision for credit losses	512	436	488	458	471	1,894	1,870
Net interest income after provision for credit losses	3,188	3,193	3,099	3,049	3,119	12,529	12,221
Noninterest income	1,546	1,558	1,400	1,392	1,470	5,896	(813)
Noninterest expense	3,170	3,014	2,986	2,906	3,035	12,076	12,009
Income (loss) before income taxes	1,564	1,737	1,513	1,535	1,554	6,349	(601)
Provision (benefit) for income taxes	210	285	273	274	265	1,042	(556)
Net income (loss) from continuing operations	1,354	1,452	1,240	1,261	1,289	5,307	(45)
Net income (loss) from discontinued operations	—	—	—	—	(13)	—	4,885
Net income	1,354	1,452	1,240	1,261	1,276	5,307	4,840
Noncontrolling interests from discontinued operations	—	—	—	—	—	—	22
Preferred stock dividends and other	65	104	60	104	60	333	349
Net Income available to common shareholders	1,289	1,348	1,180	1,157	1,216	4,974	4,469
Additional Income Statement Information
Revenue	5,246	5,187	4,987	4,899	5,060	20,319	13,278
Revenue - taxable equivalent(1)	5,295	5,238	5,035	4,947	5,111	20,515	13,490
Pre-provision net revenue(1)	2,125	2,224	2,049	2,041	2,076	8,439	1,481
Key Metrics
Earnings:
Earnings per share-basic from continuing operations	$1.02	$1.05	$0.91	$0.88	$0.93	$3.87	$(0.30)
Earnings per share-basic	1.02	1.05	0.91	0.88	0.92	3.87	3.36
Earnings per share-diluted from continuing operations	1.00	1.04	0.90	0.87	0.92	3.82	(0.30)
Earnings per share-diluted	1.00	1.04	0.90	0.87	0.91	3.82	3.36
Cash dividends declared per share	0.52	0.52	0.52	0.52	0.52	2.08	2.08
Common shareholders’ equity per share	47.74	46.70	45.70	44.85	43.90
Tangible common shareholders’ equity per share(1)	33.48	32.57	31.63	30.95	30.01
End of period shares outstanding	1,262,470	1,279,246	1,289,435	1,309,539	1,315,936
Weighted average shares outstanding-basic	1,267,341	1,280,571	1,292,292	1,307,457	1,317,017	1,286,788	1,331,087
Weighted average shares outstanding-diluted	1,285,078	1,296,666	1,305,005	1,324,339	1,333,701	1,302,700	1,331,087
Return on average assets	0.99%	1.06%	0.93%	0.96%	0.96%	0.99%	0.92%
Return on average common shareholders’ equity	8.5	9.0	8.1	8.1	8.4	8.4	8.0
Return on average tangible common shareholders’ equity(1)	12.7	13.6	12.3	12.3	12.9	12.7	13.3
Net interest margin - taxable equivalent(1)	3.07	3.01	3.02	3.01	3.07	3.03	3.03
Efficiency ratio-unadjusted(2)	60.4	58.1	59.9	59.3	60.0	59.4	90.4
Efficiency ratio-adjusted(1)(2)	54.9	55.7	57.1	56.4	57.7	56.0	56.3
Credit Quality
Nonperforming loans and leases as a percentage of LHFI	0.48%	0.48%	0.39%	0.48%	0.47%
Net charge-offs as a percentage of average LHFI	0.57	0.48	0.51	0.60	0.59	0.54%	0.59%
Allowance for loan and lease losses as a percentage of LHFI	1.53	1.54	1.54	1.58	1.59
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.2x	3.2x	3.9x	3.3x	3.4x
Average Balances
Assets	$542,233	$541,825	$537,069	$531,630	$527,013	$538,228	$526,065
Securities(3)	117,707	119,180	121,829	124,061	124,871	120,673	123,858
Loans and leases	326,737	322,070	313,841	307,528	304,609	317,609	306,538
Deposits	396,010	396,600	400,483	392,204	390,042	396,335	387,868
Common shareholders’ equity	59,991	59,141	58,327	58,125	57,754	58,902	55,876
Total shareholders’ equity	65,338	65,049	64,235	64,033	64,295	64,668	62,593
Period-End Balances
Assets	$547,538	$543,851	$543,833	$535,899	$531,176
Securities(3)	112,228	113,544	115,363	117,888	118,104
Loans and leases	330,478	325,663	319,999	309,752	307,771
Deposits	400,398	394,907	406,122	403,736	390,524
Common shareholders’ equity	60,273	59,739	58,933	58,728	57,772
Total shareholders’ equity	65,189	65,646	64,840	64,635	63,679
Capital and Liquidity Ratios	(preliminary)
Common equity tier 1	10.8%	11.0%	11.0%	11.3%	11.5%
Tier 1	11.9	12.3	12.3	12.7	12.9
Total	13.8	14.2	14.3	14.7	15.0
Leverage	10.0	10.2	10.2	10.3	10.5
Supplementary leverage	8.3	8.5	8.5	8.7	8.8
Liquidity coverage ratio	111	110	110	111	109
Applicable ratios are annualized.
(1)Represents a non-GAAP measure. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in the Non-GAAP Reconciliations section of this Quarterly Performance Summary.
(2)This metric is calculated based on continuing operations.
(3)Includes AFS and HTM securities. Average balances reflect AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2025	2025	2025	2025	2024	2025	2024
Interest Income
Interest and fees on loans and leases	$4,778	$4,816	$4,657	$4,493	$4,634	$18,744	$19,230
Interest on securities	896	941	961	975	994	3,773	3,506
Interest on other earning assets	440	529	536	520	551	2,025	2,330
Total interest income	6,114	6,286	6,154	5,988	6,179	24,542	25,066
Interest Expense
Interest on deposits	1,633	1,835	1,844	1,736	1,855	7,048	7,849
Interest on long-term debt	481	523	431	409	431	1,844	1,813
Interest on other borrowings	300	299	292	336	303	1,227	1,313
Total interest expense	2,414	2,657	2,567	2,481	2,589	10,119	10,975
Net Interest Income	3,700	3,629	3,587	3,507	3,590	14,423	14,091
Provision for credit losses	512	436	488	458	471	1,894	1,870
Net Interest Income After Provision for Credit Losses	3,188	3,193	3,099	3,049	3,119	12,529	12,221
Noninterest Income
Wealth management income	365	374	348	344	345	1,431	1,412
Card and treasury management fees(1)(2)	336	340	351	333	334	1,360	1,311
Investment banking and trading income	335	323	205	273	262	1,136	1,203
Other deposit revenue(1)(3)	121	125	108	117	134	471	511
Mortgage banking income	119	118	107	108	117	452	432
Lending related fees	98	103	99	95	93	395	366
Securities gains (losses)	—	—	(18)	(1)	(1)	(19)	(6,651)
Other income(4)	172	175	200	123	186	670	603
Total noninterest income	1,546	1,558	1,400	1,392	1,470	5,896	(813)
Noninterest Expense
Personnel expense(5)	1,818	1,748	1,678	1,604	1,598	6,848	6,587
Professional fees and outside processing(5)	337	346	373	364	415	1,420	1,342
Software expense	242	233	231	230	232	936	896
Net occupancy expense(5)	176	185	181	168	188	710	695
Equipment expense	90	90	89	82	112	351	373
Marketing and customer development	63	79	82	75	74	299	268
Amortization of intangibles	70	72	73	75	84	290	345
Regulatory costs	7	32	55	69	56	163	344
Other expense(4)(5)	367	229	224	239	276	1,059	1,159
Total noninterest expense	3,170	3,014	2,986	2,906	3,035	12,076	12,009
Earnings
Income (loss) before income taxes	1,564	1,737	1,513	1,535	1,554	6,349	(601)
Provision (benefit) for income taxes	210	285	273	274	265	1,042	(556)
Net income (loss) from continuing operations	1,354	1,452	1,240	1,261	1,289	5,307	(45)
Net income (loss) from discontinued operations	—	—	—	—	(13)	—	4,885
Net income	1,354	1,452	1,240	1,261	1,276	5,307	4,840
Noncontrolling interests from discontinuing operations	—	—	—	—	—	—	22
Preferred stock dividends and other	65	104	60	104	60	333	349
Net income available to common shareholders	$1,289	$1,348	$1,180	$1,157	$1,216	$4,974	$4,469
Earnings Per Common Share
Earnings per share-basic from continuing operations	$1.02	$1.05	$0.91	$0.88	$0.93	$3.87	$(0.30)
Earnings per share-basic	1.02	1.05	0.91	0.88	0.92	3.87	3.36
Earnings per share-diluted from continuing operations	1.00	1.04	0.90	0.87	0.92	3.82	(0.30)
Earnings per share-diluted	1.00	1.04	0.90	0.87	0.91	3.82	3.36
Weighted Average Shares Outstanding
Basic	1,267,341	1,280,571	1,292,292	1,307,457	1,317,017	1,286,788	1,331,087
Diluted	1,285,078	1,296,666	1,305,005	1,324,339	1,333,701	1,302,700	1,331,087
(1)Effective December 31, 2025, Truist reclassified treasury management fees to 'Card and treasury management fees' from 'Other deposit revenue.' Prior period balances have been conformed to current period presentation.
(2)Renamed from 'Card and payment related fees.'
(3)Renamed from 'Service charges on deposits.'
(4)Effective December 31, 2025, Truist reclassified operating lease income and operating lease depreciation into 'Other income' and 'Other expense,' respectively. Prior period balances have been conformed to current period presentation.
(5)Effective December 31, 2025, Truist reclassified the underlying activities of restructuring charges, which were previously reported in a separate financial statement caption, to their natural expense categories of 'Personnel', 'Net occupancy', 'Professional fees and outside processing', and 'Other expense.' Prior period balances have been conformed to current period presentation.

Consolidated Ending Balance Sheets - Five Quarter Trend

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2025	2025	2025	2025	2024
Assets
Cash and due from banks	$4,967	$4,329	$5,157	$5,996	$5,793
Interest-bearing deposits with banks	31,410	32,523	36,294	36,175	33,975
Securities borrowed or purchased under resale agreements	3,200	2,981	2,656	2,810	2,550
Trading assets at fair value	5,790	5,731	5,963	5,838	5,100
Securities available for sale at fair value	65,042	65,522	66,390	68,012	67,464
Securities held to maturity at amortized cost	47,186	48,022	48,973	49,876	50,640
Loans and leases:
Commercial:
Commercial and industrial	167,808	163,607	162,273	156,679	154,848
CRE	23,720	22,414	20,270	19,578	20,363
Commercial construction	7,783	8,027	8,277	8,766	8,520
Consumer:
Residential mortgage	56,807	57,623	57,828	56,099	55,599
Home equity	9,719	9,618	9,591	9,523	9,642
Indirect auto	25,659	25,490	24,558	23,628	23,089
Other consumer	32,181	32,070	31,122	29,537	29,395
Credit card	4,918	4,889	4,877	4,828	4,927
Total loans and leases held for investment	328,595	323,738	318,796	308,638	306,383
Loans held for sale	1,883	1,925	1,203	1,114	1,388
Total loans and leases	330,478	325,663	319,999	309,752	307,771
Allowance for loan and lease losses	(5,030)	(4,988)	(4,899)	(4,870)	(4,857)
Premises and equipment	3,172	3,176	3,197	3,168	3,225
Goodwill	17,125	17,125	17,125	17,125	17,125
Core deposit and other intangible assets	1,256	1,328	1,399	1,473	1,550
Loan servicing rights at fair value	3,972	3,776	3,612	3,628	3,708
Other assets	38,970	38,663	37,967	36,916	37,132
Total assets	$547,538	$543,851	$543,833	$535,899	$531,176
Liabilities
Deposits:
Noninterest-bearing deposits	$105,092	$106,197	$106,442	$108,461	$107,451
Interest checking	117,830	109,827	118,122	118,043	109,042
Money market and savings	139,044	135,931	133,891	136,777	137,307
Time deposits	38,432	42,952	47,667	40,455	36,724
Total deposits	400,398	394,907	406,122	403,736	390,524
Short-term borrowings	27,839	29,376	16,631	23,730	29,205
Long-term debt	41,963	41,729	44,427	32,030	34,956
Other liabilities	12,149	12,193	11,813	11,768	12,812
Total liabilities	482,349	478,205	478,993	471,264	467,497
Shareholders’ Equity:
Preferred stock	4,916	5,907	5,907	5,907	5,907
Common stock	6,312	6,396	6,447	6,548	6,580
Additional paid-in capital	33,663	34,278	34,620	35,178	35,628
Retained earnings	26,067	25,438	24,759	24,252	23,777
Accumulated other comprehensive loss	(5,769)	(6,373)	(6,893)	(7,250)	(8,213)
Total shareholders’ equity	65,189	65,646	64,840	64,635	63,679
Total liabilities and shareholders’ equity	$547,538	$543,851	$543,833	$535,899	$531,176

Average Balances and Rates - Quarters

	Quarter Ended
	December 31, 2025			September 30, 2025			June 30, 2025			March 31, 2025			December 31, 2024
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$13,275	$162	4.82%	$13,351	$174	5.18%	$14,034	$181	5.20%	$14,867	$191	5.19%	$14,387	$196	5.40%
U.S. government-sponsored entities (GSE)	478	4	3.80	458	4	3.86	463	5	3.73	462	4	3.75	412	3	3.42
Mortgage-backed securities issued by GSE	103,591	727	2.81	104,998	760	2.89	106,947	772	2.89	108,345	777	2.87	109,644	792	2.89
States and political subdivisions	349	4	4.27	358	3	4.19	370	4	4.20	370	4	4.20	411	5	4.14
Other	14	—	4.42	15	1	4.50	15	—	4.53	17	—	4.72	17	—	5.16
Total securities	117,707	897	3.04	119,180	942	3.16	121,829	962	3.16	124,061	976	3.16	124,871	996	3.19
Loans and leases:
Commercial:
Commercial and industrial	163,990	2,267	5.49	162,207	2,312	5.66	158,491	2,262	5.72	155,214	2,184	5.70	153,209	2,293	5.95
CRE	23,205	354	5.99	21,171	336	6.25	19,687	308	6.22	19,832	302	6.12	20,504	337	6.47
Commercial construction	8,015	129	6.52	8,258	139	6.84	8,613	144	6.85	8,734	145	6.84	8,261	147	7.26
Consumer:
Residential mortgage	57,100	589	4.13	57,676	598	4.15	56,789	579	4.08	55,658	562	4.04	54,390	536	3.94
Home equity	9,679	176	7.24	9,588	182	7.51	9,586	178	7.47	9,569	177	7.48	9,675	189	7.78
Indirect auto	25,639	469	7.27	24,964	459	7.29	24,158	441	7.32	23,248	412	7.19	22,790	411	7.19
Other consumer	32,181	677	8.35	31,714	668	8.36	30,387	634	8.37	29,291	602	8.33	29,355	606	8.21
Credit card	4,956	136	10.89	4,915	146	11.74	4,890	139	11.35	4,849	138	11.60	4,926	143	11.54
Total loans and leases held for investment	324,765	4,797	5.87	320,493	4,840	6.00	312,601	4,685	6.01	306,395	4,522	5.97	303,110	4,662	6.12
Loans held for sale	1,972	28	5.64	1,577	24	6.18	1,240	19	6.15	1,133	17	5.93	1,499	21	5.87
Total loans and leases	326,737	4,825	5.87	322,070	4,864	6.00	313,841	4,704	6.01	307,528	4,539	5.97	304,609	4,683	6.12
Interest earning trading assets	6,015	82	5.38	5,991	86	5.70	5,896	88	5.98	5,628	80	5.72	5,462	79	5.86
Other earning assets(3)	34,138	359	4.13	38,765	445	4.50	39,417	448	4.51	38,997	441	4.53	37,697	472	4.91
Total earning assets	484,597	6,163	5.05	486,006	6,337	5.18	480,983	6,202	5.16	476,214	6,036	5.12	472,639	6,230	5.25
Nonearning assets	57,636			55,819			56,086			55,416			54,374
Total assets	$542,233			$541,825			$537,069			$531,630			$527,013
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$112,313	618	2.18	$109,244	677	2.46	$116,193	726	2.51	$109,208	640	2.37	$107,075	679	2.52
Money market and savings	138,114	677	1.95	136,515	755	2.19	135,607	751	2.22	136,897	743	2.20	138,242	838	2.41
Time deposits	40,031	338	3.35	45,090	403	3.54	41,997	367	3.50	40,204	353	3.56	36,757	338	3.66
Total interest-bearing deposits	290,458	1,633	2.23	290,849	1,835	2.50	293,797	1,844	2.52	286,309	1,736	2.46	282,074	1,855	2.62
Short-term borrowings	29,128	300	4.08	26,796	299	4.42	26,241	292	4.47	30,332	336	4.49	25,006	303	4.81
Long-term debt	39,138	481	4.91	41,458	523	5.04	34,213	431	5.02	32,418	409	5.05	34,133	431	5.06
Total interest-bearing liabilities	358,724	2,414	2.67	359,103	2,657	2.94	354,251	2,567	2.91	349,059	2,481	2.88	341,213	2,589	3.02
Noninterest-bearing deposits	105,552			105,751			106,686			105,895			107,968
Other liabilities	12,619			11,922			11,897			12,643			13,537
Shareholders’ equity	65,338			65,049			64,235			64,033			64,295
Total liabilities and shareholders’ equity	$542,233			$541,825			$537,069			$531,630			$527,013
Average interest-rate spread			2.38			2.24			2.25			2.24			2.23

Net interest income / net interest margin - taxable equivalent		$3,749	3.07%		$3,680	3.01%		$3,635	3.02%		$3,555	3.01%		$3,641	3.07%
Taxable-equivalent adjustment		49			51			48			48			51
Net interest income		$3,700			$3,629			$3,587			$3,507			$3,590
Memo: Total deposits	$396,010	1,633	1.64%	$396,600	1,835	1.84%	$400,483	1,844	1.85%	$392,204	1,736	1.79%	$390,042	1,855	1.89%
(1)Represents daily average balances. Unrealized gains and losses on available-for-sale securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities.
(2)Amounts are on a taxable-equivalent basis, which represents a non-GAAP measure, utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Average Balances and Rates - Year-To-Date

	Year-to-Date
	December 31, 2025			December 31, 2024
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$13,876	$708	5.10%	$12,100	$485	4.01%
U.S. government-sponsored entities (GSE)	465	17	3.78	390	13	3.38
Mortgage-backed securities issued by GSE	105,955	3,036	2.87	109,652	2,958	2.70
States and political subdivisions	362	15	4.21	417	17	4.14
Non-agency mortgage-backed	—	—	—	1,282	37	2.85
Other	15	1	4.55	17	1	5.25
Total securities	120,673	3,777	3.13	123,858	3,511	2.83
Loans and leases:
Commercial:
Commercial and industrial	160,004	9,025	5.64	155,674	9,897	6.36
CRE	20,984	1,300	6.14	21,585	1,480	6.81
Commercial construction	8,403	557	6.76	7,729	583	7.67
Consumer:
Residential mortgage	56,812	2,328	4.10	54,486	2,114	3.88
Home equity	9,606	713	7.42	9,778	776	7.94
Indirect auto	24,510	1,781	7.27	22,326	1,563	7.00
Other consumer	30,904	2,581	8.35	28,748	2,351	8.18
Credit card	4,903	559	11.39	4,907	587	11.96
Total loans and leases held for investment	316,126	18,844	5.96	305,233	19,351	6.34
Loans held for sale	1,483	88	5.94	1,305	82	6.31
Total loans and leases	317,609	18,932	5.96	306,538	19,433	6.34
Interest earning trading assets	5,884	336	5.69	5,320	326	6.12
Other earning assets(3)	37,818	1,693	4.42	36,622	2,008	5.48
Total earning assets	481,984	24,738	5.13	472,338	25,278	5.35
Nonearning assets	56,244			51,185
Assets of discontinued operations	—			2,542
Total assets	$538,228			$526,065
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$111,741	2,661	2.38	$104,606	2,802	2.68
Money market and savings	136,786	2,926	2.14	136,217	3,457	2.54
Time deposits	41,839	1,461	3.49	39,406	1,590	4.04
Total interest-bearing deposits	290,366	7,048	2.43	280,229	7,849	2.80
Short-term borrowings	28,117	1,227	4.36	24,499	1,313	5.36
Long-term debt	36,838	1,844	5.01	36,713	1,813	4.94
Total interest-bearing liabilities	355,321	10,119	2.85	341,441	10,975	3.21
Noninterest-bearing deposits	105,969			107,639
Other liabilities	12,270			13,343
Liabilities of discontinued operations	—			1,049
Shareholders’ equity	64,668			62,593
Total liabilities and shareholders’ equity	$538,228			$526,065
Average interest-rate spread			2.28			2.14

Net interest income / net interest margin - taxable equivalent		$14,619	3.03%		$14,303	3.03%
Taxable-equivalent adjustment		196			212
Net interest income		$14,423			$14,091
Memo: Total deposits	$396,335	7,048	1.78%	$387,868	7,849	2.02%
(1)Represents daily average balances. Unrealized gains and losses on available-for-sale securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities.
(2)Amounts are on a taxable-equivalent basis, which represents a non-GAAP measure, utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Credit Quality

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2025	2025	2025	2025	2024
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$839	$800	$520	$586	$521
CRE	47	98	128	294	298
Commercial construction	41	42	1	2	3
Consumer:
Residential mortgage	213	196	191	179	166
Home equity	99	103	107	114	116
Indirect auto	267	247	240	248	259
Other consumer	71	66	64	65	66
Total nonaccrual loans and leases held for investment	1,577	1,552	1,251	1,488	1,429
Loans held for sale	—	19	12	77	—
Total nonaccrual loans and leases	1,577	1,571	1,263	1,565	1,429
Foreclosed real estate	3	4	4	4	3
Other foreclosed property	53	54	49	49	45
Total nonperforming assets	$1,633	$1,629	$1,316	$1,618	$1,477
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$3	$3	$2	$5	$19
CRE	—	—	—	—	1
Consumer:
Residential mortgage - government guaranteed	532	438	424	468	430
Residential mortgage - nonguaranteed	38	41	41	62	51
Home equity	7	6	6	6	9
Indirect auto	—	—	—	—	—
Other consumer	28	27	24	23	23
Credit card	76	69	49	52	54
Total loans 90 days past due and still accruing	$684	$584	$546	$616	$587
Loans 30-89 Days Past Due and Still Accruing
Commercial:
Commercial and industrial	$127	$73	$122	$118	$168
CRE	25	6	34	12	60
Commercial construction	36	5	15	—	3
Consumer:
Residential mortgage - government guaranteed	329	327	330	284	318
Residential mortgage - nonguaranteed	357	344	365	347	401
Home equity	69	54	54	57	60
Indirect auto	679	620	582	484	622
Other consumer	281	241	239	246	236
Credit card	77	73	70	71	81
Total loans 30-89 days past due and still accruing	$1,980	$1,743	$1,811	$1,619	$1,949

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2025	2025	2025	2025	2024
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.60%	0.54%	0.57%	0.52%	0.64%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.21	0.18	0.17	0.20	0.19
Nonperforming loans and leases as a percentage of loans and leases	0.48	0.48	0.39	0.48	0.47
Nonperforming loans and leases as a percentage of loans and leases(1)	0.48	0.48	0.39	0.51	0.46
Nonperforming assets as a percentage of:
Total assets(1)	0.30	0.30	0.24	0.30	0.28
Loans and leases plus foreclosed property	0.50	0.50	0.41	0.50	0.48
Net charge-offs as a percentage of average loans and leases	0.57	0.48	0.51	0.60	0.59
Allowance for loan and lease losses as a percentage of loans and leases	1.53	1.54	1.54	1.58	1.59
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.7X	3.3X	3.1X	2.6X	2.7X
Nonperforming loans and leases	3.2X	3.2X	3.9X	3.3X	3.4X
Asset Quality Ratios (Excluding Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.05%	0.05%	0.04%	0.05%	0.05%
Applicable ratios are annualized.
(1)Includes loans held for sale.

				As of/For the Year-to-Date
				Period Ended Dec. 31
				2025	2024
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.54%	0.59%
Ratio of allowance for loan and lease losses to net charge-offs				3.0X	2.7X
Applicable ratios are annualized.

	As of/For the Quarter Ended					As of/For the Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Period Ended Dec. 31
(Dollars in millions)	2025	2025	2025	2025	2024	2025	2024
Allowance for Credit Losses
Beginning balance	$5,305	$5,253	$5,166	$5,161	$5,140	$5,161	$5,093
Provision for credit losses	512	436	488	458	471	1,894	1,870
Charge-offs:
Commercial:
Commercial and industrial	(141)	(98)	(120)	(102)	(119)	(461)	(395)
CRE	(14)	(25)	(38)	(70)	(51)	(147)	(316)
Consumer:
Residential mortgage	(3)	(1)	(1)	(1)	(1)	(6)	(3)
Home equity	(2)	(2)	(4)	(2)	(2)	(10)	(9)
Indirect auto	(160)	(150)	(127)	(154)	(158)	(591)	(591)
Other consumer	(178)	(155)	(146)	(154)	(148)	(633)	(606)
Credit card	(67)	(49)	(70)	(74)	(74)	(260)	(296)
Total charge-offs	(565)	(480)	(506)	(557)	(553)	(2,108)	(2,216)
Recoveries:
Commercial:
Commercial and industrial	23	20	31	24	15	98	87
CRE	6	2	3	7	17	18	34
Commercial construction	1	—	1	—	—	2	2
Consumer:
Residential mortgage	1	2	—	2	2	5	6
Home equity	3	5	4	4	3	16	16
Indirect auto	24	25	28	25	24	102	120
Other consumer	28	31	31	30	28	120	110
Credit card	9	10	12	11	11	42	38
Total recoveries	95	95	110	103	100	403	413
Net charge-offs	(470)	(385)	(396)	(454)	(453)	(1,705)	(1,803)
Other	—	1	(5)	1	3	(3)	1
Ending balance	$5,347	$5,305	$5,253	$5,166	$5,161	$5,347	$5,161
Allowance for Credit Losses:
Allowance for loan and lease losses	$5,030	$4,988	$4,899	$4,870	$4,857
Reserve for unfunded lending commitments (RUFC)	317	317	354	296	304
Allowance for credit losses	$5,347	$5,305	$5,253	$5,166	$5,161

	Quarter Ended					As of/For the Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Period Ended Dec. 31
	2025	2025	2025	2025	2024	2025	2024
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.29%	0.19%	0.22%	0.20%	0.27%	0.23%	0.20%
CRE	0.14	0.44	0.71	1.29	0.66	0.62	1.31
Commercial construction	(0.04)	(0.03)	(0.02)	(0.02)	(0.02)	(0.03)	(0.03)
Consumer:
Residential mortgage	0.01	—	—	—	(0.01)	—	(0.01)
Home equity	(0.04)	(0.11)	(0.04)	(0.07)	(0.07)	(0.06)	(0.07)
Indirect auto	2.10	1.99	1.63	2.26	2.33	2.00	2.11
Other consumer	1.84	1.55	1.54	1.71	1.63	1.66	1.73
Credit card	4.64	3.13	4.84	5.21	5.10	4.45	5.26
Total loans and leases	0.57	0.48	0.51	0.60	0.59	0.54	0.59
Applicable ratios are annualized.

Segment Financial Performance - Preliminary

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2025	2025	2025	2025	2024
Consumer and Small Business Banking
Net interest income (expense)	$1,621	$1,569	$1,496	$1,434	$1,398
Net intersegment interest income (expense)	886	877	857	844	1,089
Segment net interest income (expense)	2,507	2,446	2,353	2,278	2,487
Allocated provision for credit losses	431	400	384	328	347
Noninterest income	521	530	519	503	535
Personnel expense	443	449	434	433	431
Amortization of intangibles	37	39	38	39	45
Other direct noninterest expense	288	280	287	287	323
Direct noninterest expense	768	768	759	759	799
Expense allocations	933	937	941	903	943
Total noninterest expense	1,701	1,705	1,700	1,662	1,742
Income (loss) before income taxes	896	871	788	791	933
Provision (benefit) for income taxes	218	214	192	193	224
Segment net income (loss)	$678	$657	$596	$598	$709

Wholesale Banking
Net interest income (expense)	$2,019	$2,030	$1,873	$1,884	$1,968
Net intersegment interest income (expense)	(301)	(356)	(204)	(285)	(360)
Segment net interest income (expense)	1,718	1,674	1,669	1,599	1,608
Allocated provision for credit losses	82	36	104	131	123
Noninterest income	1,134	1,142	941	947	1,036
Personnel expense	668	598	573	557	563
Amortization of intangibles	33	33	35	36	39
Other direct noninterest expense	188	200	202	194	207
Direct noninterest expense	889	831	810	787	809
Expense allocations	466	485	519	517	490
Total noninterest expense	1,355	1,316	1,329	1,304	1,299
Income (loss) before income taxes	1,415	1,464	1,177	1,111	1,222
Provision (benefit) for income taxes	297	307	238	223	242
Segment net income (loss)	$1,118	$1,157	$939	$888	$980

Other, Treasury & Corporate(1)
Net interest income (expense)	$60	$30	$218	$189	$224
Net intersegment interest income (expense)	(585)	(521)	(653)	(559)	(729)
Segment net interest income (expense)	(525)	(491)	(435)	(370)	(505)
Allocated provision for credit losses	(1)	—	—	(1)	1
Noninterest income	(109)	(114)	(60)	(58)	(101)
Personnel expense	707	701	671	614	604
Amortization of intangibles	—	—	—	—	—
Other direct noninterest expense	806	714	746	746	823
Direct Noninterest Expense	1,513	1,415	1,417	1,360	1,427
Expense Allocations	(1,399)	(1,422)	(1,460)	(1,420)	(1,433)
Total noninterest expense	114	(7)	(43)	(60)	(6)
Income (loss) before income taxes	(747)	(598)	(452)	(367)	(601)
Provision (benefit) for income taxes	(305)	(236)	(157)	(142)	(201)
Segment net income (loss)	$(442)	$(362)	$(295)	$(225)	$(400)

Total Truist Financial Corporation
Net interest income (expense)	$3,700	$3,629	$3,587	$3,507	$3,590
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income (expense)	3,700	3,629	3,587	3,507	3,590
Allocated provision for credit losses	512	436	488	458	471
Noninterest income	1,546	1,558	1,400	1,392	1,470
Personnel expense	1,818	1,748	1,678	1,604	1,598
Amortization of intangibles	70	72	73	75	84
Other direct noninterest expense	1,282	1,194	1,235	1,227	1,353
Direct Noninterest Expense	3,170	3,014	2,986	2,906	3,035
Expense Allocations	—	—	—	—	—
Total noninterest expense	3,170	3,014	2,986	2,906	3,035
Income before income taxes	1,564	1,737	1,513	1,535	1,554
Provision for income taxes	210	285	273	274	265
Net Income from continuing operations	$1,354	$1,452	$1,240	$1,261	$1,289
(1)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2025	2025	2025	2025	2024
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$48,028	$48,031	$47,678	$47,767	$48,225
Tier 1	52,941	53,935	53,582	53,671	54,128
Total	61,256	62,377	62,119	62,349	62,583
Risk-weighted assets	443,310	438,114	434,609	424,059	418,337
Average quarterly assets for leverage ratio	529,156	529,861	525,567	519,981	515,830
Average quarterly assets for supplementary leverage ratio	635,243	635,076	626,855	619,992	612,764
Risk-based capital ratios:
Common equity tier 1	10.8%	11.0%	11.0%	11.3%	11.5%
Tier 1	11.9	12.3	12.3	12.7	12.9
Total	13.8	14.2	14.3	14.7	15.0
Leverage capital ratio	10.0	10.2	10.2	10.3	10.5
Supplementary leverage	8.3	8.5	8.5	8.7	8.8
Common equity per common share	$47.74	$46.70	$45.70	$44.85	$43.90

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data)	2025	2025	2025	2025	2024
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$26	$22	$25	$19	$25
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	77	74	72	87	83
Net MSRs valuation	1	9	1	(4)	(5)
Total residential mortgage servicing income	78	83	73	83	78
Total residential mortgage income	104	105	98	102	103
Commercial mortgage income:
Commercial mortgage production revenue	12	10	6	2	12
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	2	4	3	4	4
Net MSRs valuation	1	(1)	—	—	(2)
Total commercial mortgage servicing income	3	3	3	4	2
Total commercial mortgage income	15	13	9	6	14
Total mortgage banking income	$119	$118	$107	$108	$117
Other Mortgage Banking Information
Residential mortgage loan originations	$4,551	$4,743	$5,855	$3,626	$4,745
Residential mortgage servicing portfolio:(1)
Loans serviced for others	228,383	221,274	213,002	216,148	218,475
Bank-owned loans serviced	57,583	58,396	57,748	55,120	54,937
Total servicing portfolio	285,966	279,670	270,750	271,268	273,412
Weighted-average coupon rate on mortgage loans serviced for others	3.77%	3.75%	3.70%	3.68%	3.65%
Weighted-average servicing fee on mortgage loans serviced for others	0.28	0.28	0.28	0.28	0.28

Additional Information
Brokered deposits(2)	$29,835	$28,423	$30,008	$27,585	$28,085

NQDCP income (expense):(3)
Interest income	$4	$1	$—	$—	$4
Other income	(1)	17	21	(6)	(2)
Personnel expense	(3)	(18)	(21)	6	(2)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$50.86	$47.46	$43.25	$48.53	$49.06
Low	40.78	41.98	33.56	39.41	41.08
End of period	49.21	45.72	42.99	41.15	43.38
Banking offices	1,927	1,927	1,927	1,928	1,928
ATMs	2,829	2,837	2,847	2,861	2,901
Full-time equivalent teammates(4)	38,062	38,534	37,996	37,529	37,661
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)Full-time equivalent teammates represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions, except per share data) Description	Pre-Tax	After-Tax at Marginal Rate	Impact to Diluted EPS(2)
Selected Items
Fourth Quarter 2025
Legal accrual(3)	$(130)	$(99)	$(0.08)
Restructuring charges(4)	(63)	(48)	(0.04)
Third Quarter 2025
Restructuring charges(4)	$(27)	$(21)	$(0.02)
Second Quarter 2025
Restructuring charges(4)	$(28)	$(21)	$(0.02)
Loss on sale of securities (securities gains (losses))	(18)	(13)	(0.01)
First Quarter 2025
Restructuring charges(4)	$(38)	$(29)	$(0.02)
Fourth Quarter 2024
Restructuring charges(4)	$(11)	$(9)	$(0.01)
FDIC special assessment (regulatory costs)	8	6	—
Third Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$36	$16	$0.01
Restructuring charges(4)	(25)	(19)	(0.01)
FDIC special assessment (regulatory costs)	16	13	0.01
Second Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$6,903	$4,814	$3.60
Loss on sale of securities (securities gains (losses))	(6,650)	(5,089)	(3.80)
Charitable contribution (other expense)	(150)	(115)	(0.09)
Restructuring charges(4)	(96)	(73)	(0.05)
FDIC special assessment (regulatory costs)	(13)	(11)	(0.01)
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	(10)	(8)	(0.01)
First Quarter 2024
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	$(89)	$(68)	$(0.05)
FDIC special assessment (regulatory costs)	(75)	(57)	(0.04)
Restructuring charges(4)	(70)	(53)	(0.04)
(1)Includes certain selected items from the consolidated statements of income. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are included in the Non-GAAP Reconciliations section of this Quarterly Performance Summary.
(2)Diluted EPS impact for individual items may not foot to difference between GAAP diluted and adjusted EPS due to rounding.
(3)In Bickerstaff v. SunTrust Bank, which is described in Truist’s 10-Q filed on October 30, 2025, a settlement agreement was executed on January 20, 2026. The agreement, which is subject to court approval, provides for payments by Truist of up to $240 million and conditions payments to class members on their submission of valid claims.
(4)Includes severance charges (personnel expense) as well as other charges included in net occupancy, professional fees and outside processing, and other expense.

Non-GAAP Reconciliations

Efficiency Ratio from Continuing Operations

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2025	2025	2025	2025	2024	2025	2024
Efficiency ratio numerator - noninterest expense - unadjusted	$3,170	$3,014	$2,986	$2,906	$3,035	$12,076	$12,009
Restructuring charges	(63)	(27)	(28)	(38)	(11)	(156)	(120)
Charitable contribution	—	—	—	—	—	—	(150)
FDIC special assessment	—	—	—	—	8	—	(64)
Legal accrual	(130)	—	—	—	—	(130)	—
Adjusted noninterest expense including amortization of intangibles	$2,977	$2,987	$2,958	$2,868	$3,032	$11,790	$11,675
Amortization of intangibles	(70)	(72)	(73)	(75)	(84)	(290)	(345)
Efficiency ratio numerator - adjusted noninterest expense excluding amortization of intangibles(1)	$2,907	$2,915	$2,885	$2,793	$2,948	$11,500	$11,330

Efficiency ratio denominator - revenue(2) - unadjusted	$5,246	$5,187	$4,987	$4,899	$5,060	$20,319	$13,278
Taxable equivalent adjustment	49	51	48	48	51	196	212
Securities (gains) losses	—	—	18	1	1	19	6,651
Efficiency ratio denominator - adjusted revenue(1)(2)	$5,295	$5,238	$5,053	$4,948	$5,112	$20,534	$20,141

Efficiency ratio - unadjusted	60.4	58.1	59.9	59.3	60.0	59.4	90.4
Efficiency ratio - adjusted(1)	54.9	55.7	57.1	56.4	57.7	56.0	56.3
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains and losses, amortization of intangible assets, restructuring charges, and other selected items. Adjusted revenue and adjusted noninterest expense are related measures used to calculate the adjusted efficiency ratio. Taxable equivalent revenue and taxable equivalent net interest income include a taxable equivalent adjustment utilizing the federal income tax rate of 21% for certain tax-exempt instruments. Adjusted revenue and adjusted noninterest income excludes securities gains and losses, and adjusted revenue includes a taxable equivalent adjustment. Adjusted noninterest expense excludes restructuring charges and other selected items. Truist’s management calculated these measures based on Truist’s continuing operations. Truist’s management uses these measures in their analysis of Truist’s performance. Truist’s management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrate the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.

Pre-Provision Net Revenue from Continuing Operations

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2025	2025	2025	2025	2024	2025	2024
Net income from continuing operations	$1,354	$1,452	$1,240	$1,261	$1,289	$5,307	$(45)
Provision for credit losses	512	436	488	458	471	1,894	1,870
Provision for income taxes	210	285	273	274	265	1,042	(556)
Taxable-equivalent adjustment	49	51	48	48	51	196	212
Pre-provision net revenue(1)	$2,125	$2,224	$2,049	$2,041	$2,076	$8,439	$1,481
(1)Pre-provision net revenue is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the provision for credit losses and provision for income taxes. Truist’s management calculated this measure based on Truist’s continuing operations. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods.

Return on Average Tangible Common Shareholders’ Equity

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2025	2025	2025	2025	2024	2025	2024
Net income available to common shareholders	$1,289	$1,348	$1,180	$1,157	$1,216	$4,974	$4,469
Amortization of intangibles	70	72	73	75	84	290	345
Applicable income taxes related to the amortization of intangibles	(16)	(18)	(17)	(18)	(20)	(69)	(65)
Tangible net income available to common shareholders(1)	$1,343	$1,402	$1,236	$1,214	$1,280	$5,195	$4,749

Average common shareholders’ equity	$59,991	$59,141	$58,327	$58,125	$57,754	$58,902	$55,876
Average intangible assets	(18,456)	(18,528)	(18,590)	(18,669)	(18,746)	(18,560)	(20,636)
Applicable deferred taxes related to intangible assets(2)	409	415	417	422	429	416	550
Average tangible common shareholders’ equity(1)	$41,944	$41,028	$40,154	$39,878	$39,437	$40,758	$35,790

Return on average common shareholders’ equity	8.5%	9.0%	8.1%	8.1%	8.4%	8.4%	8.0%
Return on average tangible common shareholders’ equity(1)	12.7	13.6	12.3	12.3	12.9	12.7	13.3
(1)Average tangible common shareholders’ equity is a non-GAAP measure that excludes the impact of intangible assets, net of deferred taxes. This measure is useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses this measure to assess balance sheet risk and shareholder value. This measure is not necessarily comparable to similar measures that may be presented by other companies.
(2)Calculated using the applicable marginal tax rate.

Tangible Book Value per Common Share

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2025	2025	2025	2025	2024
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$65,189	$65,646	$64,840	$64,635	$63,679
Preferred stock	(4,916)	(5,907)	(5,907)	(5,907)	(5,907)
Intangible assets	(18,416)	(18,489)	(18,561)	(18,624)	(18,702)
Applicable deferred taxes related to intangible assets(2)	407	413	418	421	428
Tangible common equity	$42,264	$41,663	$40,790	$40,525	$39,498

Outstanding shares at end of period	1,262,470	1,279,246	1,289,435	1,309,539	1,315,936
Common equity per common share	$47.74	$46.70	$45.70	$44.85	$43.90
Tangible common equity per common share	33.48	32.57	31.63	30.95	30.01

Total assets	$547,538	$543,851	$543,833	$535,899	$531,176
Intangible assets	(18,416)	(18,489)	(18,561)	(18,624)	(18,702)
Applicable deferred taxes related to intangible assets(2)	407	$413	$418	$421	$428
Tangible assets	$529,529	$525,775	$525,690	$517,696	$512,902

Equity as a percentage of total assets	11.9%	12.1%	11.9%	12.1%	12.0%
Tangible common equity as a percentage of tangible assets	8.0	7.9	7.8	7.8	7.7
(1)Tangible common equity is a non-GAAP measure that excludes preferred stock and intangible assets, net of deferred taxes. This measure is useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses this measure to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Calculated using the applicable marginal tax rate.